SCHEDULE 14A
             Information Required in Proxy Statement

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[x]     Preliminary Proxy Statement
[ ]      Confidential,  for  Use of the  Commission  Only  (as
permitted by Rule 14a-6(e)(2))
[]   Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to  240.14a-11 or  240.14a-
12
               American Energy & Technology Inc.
        (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement if other that the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[   ]      $125  per  Exchange  Act  Rules  0-11(c)(1)(ii),  14a-
     6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[   ]      $500  per  each party to the controversy  pursuant  to
     Exchange Act Rule 14a-6(i)(3).
[   ]     Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
                     Common
     2)   Aggregate number of securities to which transaction applies:


     3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[]   Fee paid previously with preliminary materials.
[   ]      Check Box if any part of the fee is offset as provided
     by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party: American Energy & Technology Inc.

     4)   Date Filed: January 13, 1997




               AMERICAN ENERGY & TECHNOLOGY, INC.

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held

                        February 14, 1997

To the Shareholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of American Energy & Technology, Inc. (the "Corporation") to be held on February 14, 1997, at 1:30 P.M. (Edmonton time) at the Company's executive offices located at #1500 Midland Walwyn Tower, Edmonton Centre, Edmonton, Alberta, Canada, T5J 2Z2, for the following purposes:

1. To consider and, if thought advisable, approve a resolution amending the Certificate of Incorporation of the Corporation to
 a) consolidate the number of issued and outstanding $0.01 Par Value Common Stock of the Corporation on the basis of one (1) New Common Share for each twenty (20) shares of $0.01 Par Value Common Stock outstanding, b) change the authorized share capital of the Corporation to 75,000,000 common shares with no par value
 and   c)   change  the  name  of  the  Corporation  to   Breccia
 International Minerals Inc.

2.   To elect directors.

3. To consider and, if thought advisable, approve a resolution approving a share option plan which would authorize the Board of Directors to issue options to directors who are in a position to contribute to the growth and development of the Corporation.

4. To appoint auditors and to authorize the directors to fix their remuneration as such.

5. To ratify, confirm and approve all acts, deeds, payments of money, and things done by and the proceedings of the Directors and Officers of the Corporation on its behalf since the last meeting of the Corporation.

6. To transact such other business as may properly by brought before the Meeting or any adjournment thereof.

      The  specific  details of the matters proposed  to  be  put
before   the  Meeting  are  set  forth  in  the  Proxy  Statement
accompanying and forming part of this Notice.

      Only holders of common stock of record at the close of business of February 3, 1997 will be entitled to receive notice of and to vote at the meeting or at any adjournment thereof

                              By Order of the Board of Directors



                             ___________________________________
                             Donald P. Caron
                             President, Chief Financial Officer,
                             Secretary and Director
Edmonton, Alberta, Canada
February 3, 1997

     Whether or not you intend to be present at the meeting, please date and sign the enclosed proxy and mail it promptly to the office of the Registrar and Transfer Agent of the Corporation, American Securities Transfer & Trust, Inc. 1825
Lawrence Street, Suite 444, Denver, CO, 80202.

               AMERICAN ENERGY & TECHNOLOGY, INC.

                         PROXY STATEMENT

     The Annual Meeting of Stockholders of American Energy & Technology, Inc. (the "Corporation") will be held at the Corporation's executive offices located at #1500 Midland Walwyn Tower, Edmonton Centre, Edmonton, AB, T5J 2Z2, on February 14, 1997 at 1:30 P.M. (Edmonton time) for the purposes set forth in the foregoing notice of meeting. The accompanying form of proxy for use at the meeting and at any adjournments thereof is solicited by the Board of Directors of the Corporation. Any proxy may be revoked by the stockholder by written notice to the Secretary of the Corporation, if such notice is actually received by him before such proxy is exercised, or by attending and voting at the meeting in person.

     A majority of the shares held by persons present at the meeting in person or by proxy is required for the proposals set forth in this proxy statement. Abstentions and votes withheld by brokers in the absence of instructions from street-name holders (broker non-votes) have the same effect as votes cast against a particular proposal.

     Proxies in the accompanying form which are properly executed by stockholders, duly returned to the Corporation and not revoked will be voted in the manner indicated below. This proxy statement and the accompanying proxy are being mailed to stockholders on or about February 3, 1997.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of the close of business on February 3, 1997, the record date for the meeting, the Corporation had 20,541,475 shares of its common stock, Par Value $.01 per share (the "Common Shares") outstanding and entitled to vote at the meeting. Each Common Share will be entitled to one vote on each matter presented at the meeting. The presence in person or by proxy of a majority of Common Shares entitled to vote at the meeting shall constitute a quorum.

     The following table sets forth certain information as of the close of business on February 3, 1997 concerning (i) the beneficial ownership of the Common Shares by each director, nominee for director and named executive officer and by all directors and executive officers of the Corporation as a group and (ii) each person who, to the knowledge of the Corporation, is the beneficial owner of more than 5% of the Common Shares. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and does not necessarily bear on the economic incidence of ownership or the right to transfer such shares.

                                        Number of      Percent
                                        Common Shares  of
Name and Address                        Beneficially   Common
of Beneficial Owner                     Owned          Shares

Barrington Global Fund Inc. (1)     12,500,000         60.8 %
Unit 18, Mill Mall
Tortola, BVI

Mount-Western Investments Inc. (2)   2,650,000         12.9 %
1500 Midland Walwyn Tower
Edmonton, Alberta

(1) Based on form 3,4 and 5 filings with the Securities and Exchange Commission ("SEC"), Barrington held direct voting and dispositive power as to all such shares.

(2) Based  on  form  3,4  and 5 filings with the  Securities  and
    Exchange   Commission  ("SEC"),  Mount-Western  held   direct
    voting and dispositive power as to all such shares.

None   of   the   Officers  and  Directors  of  the   Corporation
    beneficially own any stock of the Corporation.

               MATTERS TO BE ACTED UPON AT MEETING

                          PROPOSAL ONE

Reverse Stock Split and Redesignation of Share Capital

      Shareholders of the Corporation will be asked to consider and, if thought advisable, to approve a Resolution:

a. amending and restating the Certificate of Incorporation of the Corporation to consolidate the number of issued and outstanding $0.01 Par Value Common Stock of the Corporation on the basis of one (1) New Common Share for each twenty
     (20) shares of $0.01 Par Value Common Stock outstanding (the "Consolidation"), and

b. amending and restating the Certificate of Incorporation of the Corporation to redesignate the classes and maximum number of shares that the Corporation is authorized to issue 75,000,000 New Common Shares without nominal or Par Value (the "Redesignation").

c.    amending and restating the Certificate of Incorporation  of
the  Corporation  to  change the name of  the     Corporation  to
"Breccia International Minerals Inc." (the "Name Change").

     Reverse Stock Split:  No Par Stock

     RESOLVED, that the Board recommends to the shareholders that the presently outstanding shares of the common stock of the Corporation be consolidated on the basis of one share for each twenty existing shares of common stock, and that no fractional shares will be issued as a result of the reverse split, but that in lieu thereof, each stockholder whose shares of common stock are not evenly divisible by twenty will receive one additional share of common stock for the fractional share that such stockholder would otherwise be entitled to as a result of the reverse stock split;

       FURTHER  RESOLVED,  that  the  Board  recommends  to   the
shareholders that the par value of the common stock of the Corporation be changed from $0.01 par value to no par common stock;

       FURTHER  RESOLVED,  that  the  foregoing  resolutions   be
reflected   in   the   Corporation's  Restated   Certificate   of
Incorporation, as set forth in Exhibit A, attached to this proxy.

       FURTHER  RESOLVED,  that  the  Board  recommends  to   the
shareholders that the name of the Corporation be changed to Breccia International Minerals Inc.;

      FURTHER RESOLVED, that the President or Secretary of the Corporation be, and each of them hereby is, authorized and directed to cause the Corporation's transfer agent to issue new certificates to the shareholders of the Corporation reflecting the one to twenty reverse stock split authorized by the foregoing resolutions and the change from $0.01 par value to no par value stock effected by the Restated Certificate of Incorporation effective as of the date the Restated Certificate of Incorporation becomes effective under Delaware law (the "Effective Date").

      FURTHER RESOLVED, that all certificates representing issued shares which are in existence as of the close of business on the Effective Date shall thereafter, without any further action being taken, represent one-twentieth of the number of shares as they theretofore represented, and that this date shall be the "record date" of the common stock for all purposes hereunder.

     Effective Date

      RESOLVED, that the foregoing resolutions shall become effective on the Effective Date.

     As of February 3, 1997, the Corporation had 20,541,475 $0.01 Par Value common shares outstanding. The proposed one-for-twenty reverse stock split would reduce the number of new common shares of the Corporation outstanding to approximately 1,027,074 common shares.

     The   effective   date   of   the  Consolidation   and   the
Redesignation will be the date of filing of the Restated Certificate of Incorporation in the State of Delaware, Office of Secretary of State and such date is referred to as the "Effective Date".

     On the Effective Date, the $0.01 Par Value common stock of the Corporation will be consolidated on a one-for-twenty basis. As soon as practicable after the Effective Date, the Corporation's shareholders should submit a letter of transmittal, attached hereto, containing instructions with respect to the surrender of the Corporation's share certificates, and for use in exchanging their share certificates for New Common Shares. Upon the return of a properly completed letter of transmittal together with share certificates for $0.01 Par Value Common Stock, certificates for an appropriate number of New Common Shares following their consolidation will be issued.

     No certificate representing fractional Common Shares will be issued. In the event the consolidation results in a registered shareholder of the Corporation becoming entitled to a fractional Common Share, an upwards adjustment will be made to the nearest full Common Share.

      Management of the Corporation is of the opinion that the consolidation of the Common Shares of the Corporation is in the best interests of the Corporation. Management believes that the consolidated number of outstanding Common Shares and the resulting market price would be more appropriate for the Corporation's market capitalization and allow the Corporation flexibility with respect to future financings, although no such financings are contemplated this time other than as disclosed herein.

                          PROPOSAL TWO
Election of Directors

      All directors (three in number) are proposed to be elected to hold office until the next Annual Meeting of Stockholders and until the election and qualification of their successors. All of the nominees are currently members of the Board. The proxies solicited hereby, unless directed to the contrary, will be voted for the three persons named below.

     Management has no reason to believe that any nominee will be unable or unwilling to serve as a director, but if for any reason any of those persons should not be available or able to serve, the accompanying proxy will be voted in accordance with the best judgment of the persons acting thereunder.

     The following information is furnished with respect to each nominee.

Name and Year         Position with the Company, Present Principal Occupation,
in which First                  Principal Occupations During the
Elected as a Director           Last Five Years and Other Directorships
--------------------           ---------------------------------------
Donald P. Caron          Chief Executive Officer, Chief Financial Officer,
Director Edmonton        President and Secretary of the Company and
Alberta (1988)           President of Americaron Capital Corp.

Richard D. Caron         Director of the Company and President of
Edmonton, Alberta (1988) Mount-Western  Investments Inc. Venture Fund
                         Group of Companies.

Michael  A.  Trabysh     Director  of  the  Company   and Corporate  Finance
Edmonton, Alberta (1996) Manager of Western America Venture Management.

      Donald P. Caron, 33, is the President, Chief Executive Officer, Chief Financial Officer, Secretary and Director of the Corporation. He is also President and director of Magma Pacific Gold Inc. and Vice President and director of Western Pacific Gold Inc., each junior mineral exploration companies listed on a Canadian stock exchange. Mr. Caron has been involved with the financial management and administration of listed public companies for over seven years. He specializes in finance, accounting, securities regulations and Stock Exchange policies.

      Mr. Caron is also President of Americaron Capital Corp. a company providing financing and administrative services for public and private companies. He was instrumental in the reorganization of several public companies and has advised and participated as a principal in numerous mergers, acquisitions, and divestitures in Australia, Germany, India, Mexico, Chile, USA and Canada.

      Richard  D.  Caron,  42, Director of  the  Corporation  and
President of Mount-Western Investments Inc., a venture fund company investing in public and private companies.

      Michael  A.  Trabysh, 32, Director of the  Corporation  and
Corporate Finance manager of Western America Venture Group, a company administering venture funds and public company compliance and reporting.

     During fiscal 1996, the Board of Directors had no committees

      During  fiscal 1996, the Board of Directors had a total  of
three  meetings.   All of the directors appointed  at  that  time
attended 100% of the meetings of the Board of Directors.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

     Since the renewal of Incorporation of the Corporation on the 18th March , 1994, none of the directors or officers of the Corporation have been indebted to the Corporation.

Summary Compensation Table

    The following table sets forth the annual compensation, long-term compensation and all other compensation for the last three fiscal years for the Company's Executive Officers.

                   SUMMARY COMPENSATION TABLE

                         Annual Compensation
                                               Long Term
                                      Other    Compensation
Name and Principal     Fiscal Salary  Bonus    Annual   Awards
All Other
Position         Year      $      $   Compensation      Options #
Compensation

Donald P. Caron   1996 $ 0    $ 0     $  0       0          0
 Director, Chief Exec.1995      0     0          0          0
0
 Officer & President  1994      0     0          0          0
0

Richard D. Caron  1996   0      0        0       0          0
Director          1995   0      0        0       0          0
                  1994   0      0        0       0          0

Option Grants in Last Fiscal Year

The following table sets forth information on option grants in fiscal 1996 to each of the Named Officers.

                OPTION GRANTS IN LAST FISCAL YEAR

                   Individual Grants               Potential
                                                   Realizable Value at
                                                   Assumed Annual
                        % of Total                 Rates of Stock Price
                        Options                    Appreciation
                        Granted to      Exercise   for Option Term
       Options          Employees in    Price  Expiration
Name   Granted (1)      Fiscal Year     ($/Sh) Date  5%        10%

Donald P. Caron    0     0 %     $ 0       0     $ 0    $ 0
Richard D Caron    0       0       0       0       0      0
         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                AND FISCAL YEAR-END OPTION VALUES

                                   Number of           Value ofUnexercised
                                   Unexercised         In-The-Money
                                   Options at          Options at
                                   Fiscal Year End (#)Fiscal Year End ($)
         Shares Acquired    Value
Name     on Exercise (#)    Realized ($) Exercisable Unexercisable Exercisable
Unexercisable

Donald P. Caron  0        0        0        0      $ 0     $ 0
Richard D. Caron 0        0        0        0        0       0

                         PROPOSAL THREE

Approval of Share Option Plan

     At the Meeting, shareholders, will be asked to approve a resolution approving a share option plan (the "Directors Plan") which would authorize the Board of Directors to issue options to directors who are in a position to contribute to the growth and development of the Corporation.

      The Plan affords the flexibility to the Board of Directors to grant options as an additional incentive for directors to invest in Common Shares of the Corporation and thereby increase their proprietary interest in the Corporation.

      A  description of the principal features of the  Directors'
Plan is set forth below.

     Purpose. The purposes of the Directors' Plan are to attract and retain highly skilled individuals as directors of the Corporation, to provide additional incentive to the non-employee directors of the Corporation to serve as directors and to encourage the directors' continued service on the Board.

      Stock Subject to the Plan. The maximum number of shares of the Corporation's Common Stock that may be optioned and sold under the Directors' Plan is 15% per year of the issued and outstanding shares of the Corporation and the aggregate number of securities so reserved for issuance to any one person must not exceed 7.5% of the outstanding shares. If an option expires or becomes unexercisable for any reason, the unpurchased shares of stock that were subject to the option may be returned to the Directors' Plan, unless such plan has terminated, and may become available for future grant under the plan.

      Administration. The Directors' Plan fixes the timing of option grants, amount of the grants, basis for the exercise price and restrictions on exercise of the options. Administration of the Directors' Plan, to the extent necessary, will be provided by the Board of Directors of the Corporation. The interpretation and construction of any provision of the Directors' Plan by the Board shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Directors' Plan.

      Eligibility. The Directors' Plan provides for the grant of nonstatutory stock options to employee and non-employee directors of the Corporation.

      Term of Plan.  The Directors' Plan shall be effective for a
ten-year   term  unless  earlier  terminated  pursuant   to   the
provisions of the plan.

      Terms of 0ption: Option Agreement. Options granted under the Directors' Plan have a term of six years, unless otherwise provided in the option agreement. Each option is evidenced by a stock option agreement between the Corporation and the director to whom such option is granted.

     Exercise Price. The per share exercise price of each option granted under the Directors' Plan is 100% of the fair market value per share on the date the option is granted. As long as the Common Stock of the Corporation is traded on the National Market System of the NASDAQ system, the fair market value of a share of Common Stock of the Corporation shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system) on the date of grant as reported.

      Exercise  of  Option.   An option is  exercised  by  giving
written notice of the exercise to the Corporation specifying the number of shares of Common Stock to be purchased and tendering payment of the purchase price to the Corporation.

     Form of Consideration. The consideration to be paid for the shares to be issued upon exercise of an option under the Directors' Plan may consist of cash, check or other shares of the Corporation's Common Stock which, in the case of the shares acquired upon exercise of an option, have been beneficially owned for at least six months or which were not acquired directly or indirectly from the Corporation, with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased.

      Rule 16b-3. Options granted to directors must comply with the applicable provisions of Rule 16b-3 or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Directors' Plan transactions.

      Termination of Status as a Director. If a non-employee director ceases to serve as a director of the Corporation, options outstanding under the Directors' Plan may be exercised within three months after he or she ceases to be a director of the Corporation to the extent such options were exercisable on the date of termination.

      Disability. If a non-employee director ceases to serve on the Board of Directors due to a total and permanent disability, options outstanding under the Directors' Plan may be exercised within three months after termination to the extent that such options were exercisable at the date of termination.

      Death of Optionee. If a director-optionee should die while serving on the Corporation's Board of Directors, options may be exercised at any time within 12 months after death, but only to the extent the options were exercisable at the date of death.

      Termination of Options. No option is exercisable by any person after the expiration of six years from the date the option was granted.

      Nontransferability. An option granted under the Directors' Plan is nontransferable by the holder otherwise than by will or the laws of descent and distribution, and is exercisable during the holder's lifetime only by the optionee, or in the event of the optionee's death, by the optionee's estate or by a person who acquires the right to exercise the option by bequest or inheritance.

     Adjustment Upon Changes in Capitalization or Merger. In the event any change is made in the Corporation's capitalization, such as a stock split or reverse stock split, appropriate adjustment shall be made to the purchase price and to the number of shares subject to the stock option. In the event of the proposed dissolution or liquidation of the Corporation, all options will terminate immediately prior to the consummation of such actions, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger of the Corporation with or into another corporation, the successor corporation shall assume all outstanding options or substitute new options therefor, unless the Board determines in its discretion to accelerate the exercisability of such options.

     Amendment and Termination of the Directors' Plan. The Board may amend or terminate the Directors' Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act or any other successor law or regulation, the Corporation shall obtain shareholder approval of any amendment to the Directors' Plan in such a manner and to such a degree as is required by the applicable law, rule or regulation. Without the director-optionee's consent, any amendment or termination of the Directors' Plan shall not affect options already granted and such options shall remain in full force and effect as if the Directors' Plan had not been amended or terminated.

      Any provisions of the Directors' Plan that affect terms required to be specified in the plan by Rule 16b-3 promulgated under the Exchange Act shall not be amended more than once every six months, other than as required by other applicable laws, rules or regulations.

Federal Tax Information

      The following is only a summary of the effect of United States federal income tax consequences of transactions under the Directors' Plan. This summary is not intended to be exhaustive, and does not discuss the tax consequences of a participant's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

      Options granted under the Directors' Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise of the option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as compensation income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Corporation will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

The text of the Resolution is as follows:

     Approval of Share Option Plan

      RESOLVED, that the Board recommend to the shareholders of the Corporation that the share option plan be and is hereby approved;

      FURTHER RESOLVED, that the President of the Corporation is hereby authorized and directed for and on behalf of the Corporation, to take whatever actions as he, in his sole discretion, may deem necessary in order to bring into effect the terms of this resolution.

                          PROPOSAL FOUR
APPOINTMENT OF AUDITORS

    The Shareholders will be asked to vote for the appointment of BDO Dunwoody, Chartered Accountants, as auditors for the
Corporation for the current fiscal year and to authorize the directors to fix their remuneration. Its expected that BDO
Dunwoody, Chartered Accountants, will not attend the annual meeting.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

     There were no material interest, direct of indirect, of directors and officers of the Corporation, nor any Shareholder who beneficially owns more than 10% of the Common Shares of the Corporation, or any known associate or affiliate of these persons in any transaction other than those disclosed in the financial statements, attached hereto, which has materially affected or would materially affect the Corporation.

MATERIAL CONTRACTS

    The Corporation has not entered into any contracts other than contracts in the ordinary course of business other than as follows:

1.  Pursuant to a stock purchase agreement the Corporation issued
12,500,000 $0.01 par value common stock for consideration of $125,000.

AUDITORS, TRANSFER AGENT AND REGISTRAR

     The  auditors of the Corporation are BDO Dunwoody, Chartered
Accountants.

     The American Securities Transfer & Trust, Inc. through its office at Denver, Colorado, is the Transfer Agent and Registrar for the $0.01 Par Value Common Voting Shares.

                      STOCKHOLDER PROPOSALS

      Proposals by stockholders intended to be presented at the next Annual Meeting must be received by the Company on or before June 30, 1997 in order to be included in the Proxy Statement and proxy for the 1997 meeting. The mailing address of the Company for submission of any such proposals is #1500 Midland Walwyn Tower, Edmonton Centre, Edmonton, Alberta, Canada, T5J 2Z2 Attn.:
Michael Trabysh.

              COMPLIANCE WITH SECTION 16(A) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain of its officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that during the year ended April 30, 1996 all filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with. All Form 3, 4 and 5 reports have been filed as required by the Securities Exchange Act of 1934.
                          OTHER MATTERS

    The entire cost of solicitation of proxies in the accompanying form will be borne by the Company. The Company will reimburse brokers for their costs associated with transmitting these materials to persons for whom such brokers hold Common Shares. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company, by personal interview, telephone and fax.

    Stockholders wishing to receive a copy of the Corporation's Fiscal 1996 Annual Report on Form 10K (including the Financial statements and schedules thereto) filed with the Securities and Exchange Commission may obtain one without charge by making a written request to D. P. Caron, American Energy & Technology, Inc., #1500 Midland Walwyn Tower, Edmonton Centre, Edmonton, AB, T5J 2Z2.

    The Board of Directors knows of no matters other than those described above which are likely to come before the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.

DATED February 3, 1997


                               By Order of the Board of Directors


                 ________________________________________________
                                                  DONALD P. CARON
               President and Chief Financial Officer and Director

                            RESTATED
                  CERTIFICATE OF INCORPORATION

                               OF

               AMERICAN ENERGY & TECHNOLOGY, INC.

             Pursuant to the General Corporation Law
                    of the State of Delaware

      AMERICAN ENERGY & TECHNOLOGY INC., a corporation organized and existing under the laws of the state of Delaware, hereby certifies as follows:

     1. The name of the corporation is American Energy & Technology, Inc. The corporation was originally incorporated under the name Aerotech, Inc. The date the corporation filed its original Certificate of Incorporation with the Secretary of State was April 25, 1975.

     2. This Restated Certificate of Incorporation restates and amends the provisions of the original certificate of Incorporation of this corporation as heretofore in effect and was duly adopted by the stockholders on February 14, 1997 in accordance with Section 242 and 245 of the General Corporation Law of the State of Delaware.

     3. The text of the Certificate of Incorporation is hereby restated to read as herein set forth in full:

                            ARTICLE I

      The  name  of  the  corporation  is  Breccia  International
Minerals Inc., (hereinafter called the "Corporation").

                           ARTICLE II

      The location of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered  agent  at  that  address  is  The  Corporation  Trust
Company.

                           ARTICLE III

    The general nature of the business the Corporation proposes to transact, and certain of its objects, purposes and powers (in addition to those conferred by law), is to engage in any act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                           ARTICLE IV

      The total number of shares of capital stock which the Corporation shall have authority to issue is Seventy-Five million
(75,000,000) shares of no par Common Stock.

                            ARTICLE V

      Election of directors need not be by written ballot unless the Bylaws so provided.

                           ARTICLE VI

     In furtherance and not in limitation of the powers conferred by law, the Board of Directors of the Corporation is expressly authorized:

     (a) To make, alter, amend or repeal the Bylaws of the Corporation.

     (b) To direct and determine the use and disposition of net profits or net assets in excess of capital; to set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose; and to such reserve in the manner in which it was created.

     (c) To establish bonus, profit sharing, stock option, retirement or others types of incentive or compensation plan for the employees (including officers and directors) of the Corporation and its subsidiaries and to fix the amount of the profits to be distributed or shared and to determine the persons to participate in any such plans and the amounts of their respective participations.

     (d) From time to time to determine whether and to what extent, and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger), or any of them, shall be open to the inspection of the stock-holders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by statute or authorized by the Board of Directors or by a resolution of the stockholders.

     (e) To authorize, and cause to be executed mortgages liens upon the real and personal property of the Corporation.

                           ARTICLE VII

      (a) A director of the corporation shall not be personally liable to the corporation or its stockholders for monitory damages of fiduciary duty as a director, except for liability (i) for any breach of the directory's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentionally misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the corporation's stockholders, further reductions in the liability of the corporation's director for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

      (b) To the extent permitted by applicable law, this corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others.

      (c) Any repeal or modification of any of the foregoing Provisions of this Article VII shall not adversely affect any right or protection of a director, officer, agent or other person. existing at the time of or increase the liability of any director of the corporation with respect to any acts or omissions of such director prior to, such repeal or modification.

                          ARTICLE VIII

      The Corporation reserves the right to , alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders and directors are, subject to this reserved power.

                           ARTICLE IX

     The corporation shall have a perpetual existence.

                            ARTICLE X

      The  corporation shall not be subject to the provisions  of
Section 203 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the undersigned has signed this Restated
Certificate of Incorporation as of this 18th day of February, 1997.



                                   Donald P. Caron, President

ATTEST:


Donald P. Caron, Secretary


American Energy      To our Shareholders:
& Technology, Inc.   It  is  great pleasure to present our report
                     to  the  Shareholders of American  Energy  &
                     Technology, Inc.
1996 Annual Report
                     During  the  next year, we will be  spending
                     the  majority  of  our time identifying  and
                     evaluating   precious   metal   mining   and
                     exploration opportunities with a view to acquire properties with considerable merit or to participate in joint ventures.

                     In accordance with our investment strategy, we intend to review several projects with an objective to conclude an acquisition within 1997 fiscal year.

                     We wish to express our gratitude to our many shareholders who share our vision and support our endeavors.

                     On behalf of the Board of Directors





                     D. P. Caron,
                     President, CEO

                     July 2, 1996

                     Management   Discussion  and   Analysis   of
                     Results    of   Operation   and    Financial
                     Condition

                     Currently  the  directors  are  working   to
                     establish   the  Company  as   a   prominent
                     mineral exploration and development company seeking high tonnage, high grade, gold and copper orebodies which would be amenable to economical mining techniques.

                     The result of operations as reflected in the Statement of Operations and Deficit indicate a loss of $16,538 which represents transfer agent, legal and consulting fees necessary to maintain the Company current with its regulatory filing requirements.

                     The  Company's  financial  position  depends
                     primarily    upon   successfully   acquiring
                     quality   exploration  and  mining  projects
                     that will attract investment capital for equity placements.






American Energy & Technology Inc. Financial Statements
For the year ended April 30, 1996



Contents

FINANCIAL STATEMENTS
Balance Sheet
Statement of Operations and Deficit
Statement of Changes in Financial Position
Summary of Significant Accounting Policies
Notes to the Financial Statements




AUDITORS' REPORT



To the Shareholders of
American Energy & Technology Inc.

We have reviewed the balance sheet of American Energy & Technology Inc. as at April 30, 1996 and the statements of loss and deficit and changes in financial position for the year then ended. These financial statements are the responsibility of the
Company's management.   Our responsibility is to express an
opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at April 30, 1996 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.




BDO Dunwoody
CHARTERED ACCOUNTANTS
July 2,1996




Balance Sheet
As at April 30


Assets
Current                                    1996          1995
Cash                                       $3,669        $ -
                                          ========      ========

Liabilities and Shareholders' Equity (Deficiency)
Accounts payable                           $2,662       $
Payable to  Affiliated Companies (Note 3)  43,917        26,371
                                          -------        -----
                                           46,579        26,371
Shareholder's Equity
Share Capital (Note 4)                     89,165        89,165
Deficit                                  (132,075)     (115,536)
                                         --------      --------
                                          (42,910)      (26,371)
                                         --------      -------
                                           $3,669       $  -
                                         ========      ========

On behalf of the board:

Don Caron____________ Director

Richard Caron________ Director









Statement of Operations and Deficit
For the year ended April 30

                                          1996    1995
                                         ------  ------
Administrative Expenses
Audit fees                                1,200
Bank charges                                 84
Consulting fees                          10,000  20,000
Franchise taxes                             107     215
Legal fees                                2,511
Office supplies                              45
Registration fees                           250
Subscriptions                               225
Transfer agent fees                       2,116   2,154
                                         ---------------
                                         16,538   2,369
Write down on technology rights                 126,558
                                         ---------------
Net loss for the year                  (16,538)(128,927)
(Deficit) Retained Earnings,
 beginning of period                  (115,537)  13,391
                                        ------- -------
 Deficit, end of period              $(132,075)$(115,536)
                                      ========= ========
Loss per Share*                      $(0.002)    $(0.016)
                                      ========= ========
* Based on 8,041,475 common shares




Statement of Changes in Financial Position
For the year ended April 30                1996    1995
                                        -------  --------

Cash provided by (used in)
Operating Activities

Net loss                                $(16,538) $(128,927)
Write down of technologies                          126,558
                                        ---------  --------
                                         (16,538)    (2,369)
Changes in  working capital accounts
 Accounts payable                          2,662
   Payable to affiliated companies        17,544       2,369
                                        --------  ----------

Increase In Cash for the year and cash
 end of year                              $3,668     $  -
                                        ========  ==========



Summary of Significant Accounting Policies


Nature of Business

The Company is incorporated under the laws of the State of Delaware, U.S.A. on April 25, 1975 and renewed on March 18, 1994.
As the U.S. dollar is the principal currency in which the company's business is conducted, these financial statements have been presented in U.S. dollars.

Net Income (Loss)
 per common share

The net income loss per common share is based on the number of $0.01 par value common shares outstanding.


Notes to Financial Statements

1. Related Party Transactions

The Company has entered into the following transactions with related parties:

A Company affiliated with a director of the Corporation advanced the Corporation $13,916. This amount was advanced for current expenditures.

The Company entered into service agreements with affiliated companies controlled by a director of the corporation. Current payables include $30,000 related to these agreements.

2.      Share Capital

Authorized
 Seventy-five million (75,000,000) $.01 par value common stock.
                                                    1996   1995
Issued                                            ------- ------
8,041,475 common stock $.01 par value             $89,165 $89,165
                                                  ======= ======

3. Comparitive Figures

The 1995 figures have been restated to reflect a retroactive write down of technological rights as management has determined that these rights have no discernable value to the company.


               AMERICAN ENERGY & TECHNOLOGY, INC.

                       Instrument of Proxy
             For the Annual Meeting of Shareholders

     The undersigned shareholder of American Energy & Technology, Inc. (the "Corporation") hereby appoints Donald P. Caron of the
City of Edmonton in the Province of Alberta, a director of the Corporation, or, failing him, the foregoing, , as proxyholder of the undersigned, with full power of substitution, to attend and act and vote for and on behalf of the undersigned at the Annual Meeting of the shareholders of the Corporation (the "Meeting"), to be held on February 14, 1997 and at any adjournment or adjournments thereof, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholder's discretion, except as otherwise specified below.

      Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the shares represented by this instrument of proxy in the following manner:

1. FOR____ or AGAINST_____ a special resolution amending the Certificate of Incorporation of the Corporation to consolidate the number of issued and outstanding shares of the Corporation on the basis of one (1) New Common Share for each twenty (20) $0.01 Par Value Common Stock outstanding, restating the Certificate of Incorporation of the Corporation to redesignate the maximum number and type of share capital to be issued by the Corporation to be 75,000,000 New Common Shares and restating the Certificate of Incorporation of the Corporation to change the name of the Corporation to Breccia International Minerals Inc., as more particularly described in the Proxy Statement of the Corporation dated February 3, 1997.

2. On the election of directors for the ensuing year as set out in the Proxy Statement, dated February 3, 1997.

     FOR ___ or TO BE WITHHELD FROM VOTING_____
     DONALD P. CARON

     FOR ___ or TO BE WITHHELD FROM VOTING_____
     RICHARD D. CARON

     FOR ___ or TO BE WITHHELD FROM VOTING_____
     MICHAEL A. TRABYSH

3. FOR ___ or AGAINST___ an ordinary resolution approving a share option plan which would authorize the board of directors to issue options to directors who are in a position to contribute to the growth and development of the Corporation, as more particularly described in the Proxy Statement of the Corporation dated February 3, 1997.

4.   FOR  ___ or AGAINST___or WITHHOLD___ the appointment of  BDO
     Dunwoody,   Chartered  Accountants,  as  auditors   of   the
     Corporation for the ensuing year and the authorization of the directors to fix their remuneration as such.

5. FOR ___ or AGAINST___ an ordinary resolution to ratify, confirm and approve acts, deeds, payments of money and things done by and the preceedings of the Directors and Officers of the Corporation on its behalf since the last meeting of the Corporation

6. At the discretion of the said proxyholders, upon any amendment or variation of the above matters or any other matter that may be properly brought before the Meeting or any adjournment thereof in such manner as such proxy, in such proxyholder's sole judgment, may determine.
      This Instrument of Proxy is solicited on behalf of the management of the Corporation. The shares represented by this Instrument of Proxy will be voted and, where the shareholder has specified a choice with respect to the above matters, will be voted as directed above or, if no direction is given, will be voted in favor of the above matters.

      Each shareholder has the right to appoint a proxyholder, other than the persons designated above, who need not be a shareholder, to attend and to act for him and on his behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder's appointee should be legibly printed in the blank space provided.

     The undersigned hereby revokes any proxies heretofore given.

     Dated this ____ day of _____________ , 19 ____.


                          _______________________________________
                              (signature of shareholder)


                          _______________________________________
                              (name  of shareholder - please print)

                            1. If the shareholder is a
                               corporation, its corporate seal
                               must be affixed or it must be
                               signed by an officer or attorney
                               thereof duly authorized.

                            2. This form of proxy must be dated
                               and the signature hereon should
                               be exactly the same as the name
                               in which the shares are
                               registered.

                            3. Persons signing as executors,
                               administrators, trustees, etc.,
                               should so indicate and give their
                               full title as such.

                            4. This instrument of proxy will not
                               be valid and not be acted upon or
                               voted unless it is completed as
                               outlined herein and delivered to
                               the attention of the
                               Corporation's Secretary, c/o
                               American Securities Transfer &
                               Trust, Inc., 1825 Lawrence
                               Street, Suite 444, Denver, CO.,
                               80202, not less than 48 hours
                               (excluding Saturdays, Sundays and
                               holidays) before the time set for
                               the holding of the Meeting or any
                               adjournment thereof.  A proxy is
                               valid only at the meeting in
                               respect of which it is given or
                               any adjournment(s) of that
                               meeting.

                            5. Even though you have received
                               this Form of Proxy together with
                               the Notice of Meeting and the
                               Proxy Statement, your shares may
                               not be registered in your name
                               with the Corporation if they are
                               held by a broker, even though you
                               are the beneficial owner.  In
                               that case, in order to exercise
                               your right to vote you must
                               either request a transfer of your
                               shares into your name before the
                               meeting, and attend in person or
                               by proxy at the meeting, or you
                               must instruct your broker to
                               deliver to the Corporation's
                               transfer agent a proxy made out
                               in accordance with your
                               instructions.


                      Letter of Transmittal

           American Securities Transfer & Trust, Inc.
                          P.O. Box 1596
                        Denver, CO  80201
                     Phone: 303 - 234 - 5300

RE:  AMERICAN ENERGY & TECHNOLOGY, INC.

Dear Shareholder,

At the Annual Meeting held on February 14, 1997 the shareholders of American Energy & Technology Inc. will be asked to approved a Twenty-for-One reverse stock split. The reverse stock split will be effective on the date of filing the Restated Certificate of Incorporation in the State of Delaware. No certificate representing fractional Common Shares will be issued. In the event the consolidation results in a registered shareholder of the Corporation becoming entitled to a fractional Common Share, an upwards adjustment will be made to the nearest full Common Share.

If you wish to obtain a new certificate reflecting the reverse stock split please complete the following and forward it attached to your certificate(s) to the Company's transfer agent, American Securities Transfer, Inc., at the above address. As the exchange is not mandatory, the shareholder will be paying the customary $15.00 exchange fee for each new certificate.

1)      Name/Address                     2   Certificate#  Shares
     ------------------                      ------------  ------
     ------------------                      ------------  ------



3)   Special Mailing Instructions:
     To:  (Name/Address):

     -----------------------------
     -----------------------------
     -----------------------------


INSTRUCTIONS:

1)   Enter  your current address and indicate if this is a change of address.
2) Enter your certificate number(s) and corresponding shares represented by each certificate.
3) Special Mailing Instructions: Indicate the address to which you desire the replacement certificate(s) mailed. Note:
     Please do not complete this section if you wish to have the certificate(s) returned to your present address as indicated in Section 1 above.
4) There is no need to endorse your certificate(s), as there will be no change in registration.
5) Attach this completed Letter of Transmittal to your certificate(s) and forward to American Securities Transfer & Trust, Inc. at the address indicated above.

NOTE:  THIS IS FOR CERTIFICATE EXCHANGE ONLY.  REQUEST FOR CHANGE
OF  REGISTERED OWNER(S) WILL NOT BE ACCEPTED WITH THIS LETTER  OF
TRANSMITTAL.